UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2007

COGENCO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	2-87052-D	84-0194754
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

6400 South Fiddler’s Green Circle, Suite 1840
Greenwood Village, CO		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 758-1357

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether registrant is a shell company as defined in Rule 12b-2 of the Exchange Act: XX

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On November 25, 2007, the Company received the resignation of Albert Brenman from the position of Director. Mr. Brenman’s reasons for resigning are personal and do not involve any disagreement with the policies, procedures or operations of the Company.

Item 8.01 Other Events.

On November 27, 2007, David W. Brenman, Robert A. Melnick and Albert Brenman, divested the entirety of their shares in the Company to the Majority Holder, Genesis Investment Funds Limited, for undisclosed compensation. Messrs. David Brenman and Melnick are, following the resignation of Albert Brenman, the remaining directors of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

17.1 Resignation Letter of Albert Brenman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGENCO INTERNATIONAL, INC.
(Registrant)

Date: November 27, 2007	/s/ David W. Brenman
Name: David W. Brenman
Title: President